July 1, 1998

                   Blue Chip Fund/Social Awareness Fund
               Decatur Income Fund/Decatur Total Return Fund
                         Delaware Fund/Devon Fund
                                DelCap Fund
                              Delchester Fund
                 Emerging Markets Fund/Global Assets Fund
               (to be renamed Global Equity Fund
               on July 21, 1998)/Global Bond Fund
                       High-Yield Opportunities Fund
                         International Equity Fund
                                 REIT Fund
                           Small Cap Value Fund
                           Strategic Income Fund
                                Trend Fund
         U.S. Growth Fund/Overseas Equity Fund/New Pacific Fund
                          U.S. Government Fund

               Class A Shares/Class B Shares/Class C Shares

           Supplement to the Current Prospectuses for the above
                             Referenced Funds

The following amends all of the sections of the relevant Prospectus discussing the dealer's commission that may be payable on purchases of $1 million or more of Class A Shares and the Limited CDSC applicable to redemptions of those shares:

     Beginning July 1, 1998, for initial purchases of Class A Shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                                   Dealer's Commission
                                   (as a percentage of
Amount of Purchase                 amount purchased)

Up to $5 million                        1.00%
Next $20 million up to $25 million      0.50
Amount over $25 million                 0.25

Such Class A Shares are subject to a Limited CDSC of 1% if shares are redeemed during the first year after purchase and 0.50% if shares are redeemed during the second year after purchase.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption.

     Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another fund in the Delaware Investments family will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.


The following replaces the section of the Prospectus entitled Statements and Confirmation under The Delaware Difference:

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends and those involving payroll deferrals into SIMPLE IRA accounts. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.